UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 19, 2022
Designer Brands Inc.
(Exact name of registrant as specified in its charter)

Ohio	001-32545	31-0746639
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

810 DSW Drive, Columbus, Ohio	43219
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (614) 237-7100

N/A
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Shares, without par value	DBI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act.    ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2022 Annual Meeting of Shareholders (the “Annual Meeting”) of Designer Brands Inc. (the “Company”) was held on May 19, 2022, via live audio cast. At the Annual Meeting, the Company’s shareholders considered and voted on the matters set forth below, each of which is described in greater detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 5, 2022 (the “Proxy Statement”). Set forth below are the final voting results for each of the proposals submitted to a vote of the shareholders at the Annual Meeting.

Proposal 1: Election of Director Nominees

Voting results regarding the election of the Class III director nominees were as follows:

Name of Nominee	Votes For	Votes Withheld	Broker Non-Votes
Elaine J. Eisenman	113,752,913	1,574,581	5,028,460
Joanna T. Lau	112,106,199	3,221,295	5,028,460
Joseph A. Schottenstein	112,486,840	2,840,654	5,028,460

Based on the voting results set forth above, Mses. Eisenman and Lau and Mr. Schottenstein were each duly elected as Class III directors with terms expiring at the 2025 Annual Meeting of shareholders.

Proposal 2: Ratification of Auditor

Voting results regarding the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 28, 2023 were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
119,075,338	1,200,320	80,296	-

Based on the voting results set forth above, the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 28, 2023 was duly ratified.

Proposal 3: Non-Binding Advisory Vote on the Compensation of Named Executive Officers

Voting results regarding the non-binding, advisory vote on the fiscal 2021 compensation of the Company’s named executive officers as reported in the Proxy Statement were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
112,203,174	2,930,262	194,058	5,028,460

Based on the voting results set forth above, the fiscal 2021 compensation of the Company’s named executive officers was approved on an advisory basis.

Item 8.01 Other Events.

On May 19, 2022, the Company’s Board of Directors (the “Board”) approved a quarterly cash dividend of $0.05 per share of the Company’s Class A and Class B common shares. The dividend will be paid on July 6, 2022 to shareholders of record of as of the close of business on June 22, 2022. The dividend will be paid out of the Company’s capital surplus as defined under the Ohio General Corporation Law. Future declarations of dividends are subject to Board approval and may be adjusted based on the Company's results of operations, financial position, or market conditions. As it is customary, details regarding the record and payment dates for any future quarterly dividends will be announced at the time such dividends are declared by the Board.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Designer Brands Inc.
		By:	/s/ Michelle C. Krall
Michelle C. Krall
Senior Vice President, General Counsel and Secretary

Date:	May 20, 2022